12/1/2005

Measurement Specialties Agrees to Sell Consumer Division
Frank Guidone, CEO - 973 808-3020 Aimee Boutcher - 973 239-2878

Hampton, Virginia, December 1, 2005 - Measurement Specialties, Inc. (NASDAQ: MEAS), a designer and manufacturer of sensors and sensor-based consumer products, announced today it has signed a definitive agreement to sell its Consumer Division, including its Cayman Island subsidiary, Measurement Limited (ML), to Fervent Group Limited (FGL). Fervent Group Limited is a BVI company controlled by the owners of River Display Limited (RDL), the Company’s long time partner and primary supplier of consumer products in Shenzhen, China. Under the terms of the agreement, FGL will acquire the Company’s Consumer Division for up to $17.5 million, which may be reduced by up to $5 million if ML fails to meet certain performance criteria within the first year. The Company anticipates closing the transaction on or before December 15th, 2005, with an effective date of December 1st, 2005. For the 12-month period ended September 30, 2005, the Consumer Division posted total net sales of $55.2 million and contributed $8.1 million in operating profit. Included in the operating results of the Consumer Division for this period was the amortization of $3.9 million of non-cash deferred gain from the sale of the Thinner® branded business to Conair Corporation that was consummated in January 2004. Frank Guidone, Company CEO commented, “This is a major step for us in our transition to a pure-play sensor company and completes the strategic transformation we began several years ago to focus on and grow the Sensor Division. The time was right for Measurement Specialties to exit the consumer business. We have enjoyed a 17 year history with our manufacturing partner, RDL, and believe they will continue to promote and advance ML’s reputation as a leader in the consumer products industry.” Steve Petrucelli, VP/GM for the Consumer Division, will assume the post of Managing Director (designate) of ML for FGL. Mr. Petrucelli commented: “Customers of the Consumer Division, including North American retailers selling Accutire® and ParkZone® products, will see little change in the business. Measurement Specialties will support FLG during the next 90 days as we establish our US base of operation and transfer all support functions in China. The new ML will combine the best aspects of innovative R&D, creative new products and competitive prices, with manufacturing in a soon-to-be-completed ISO and ROHS-compliant vertically integrated factory.” The Company will host a teleconference to discuss the transaction and financing agreement on Monday, December 5, 2005 at 4:30 PM (Eastern Time). To participate please dial, (800) 209-0397. International callers should dial (612) 332-1213. Interested parties may also listen via the Internet at: www.investorcalendar.com. The call will be available for replay for 30 days through AT&T by dialing 800 475-6701 (US dialers) or 320 365-3844 (international callers), then entering access code 806335, at www.investorcalendar.com, or on the company’s website at www.meas-spec.com.

12/2/2005
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About Measurement Specialties. Measurement Specialties, Inc. designs and manufactures sensors and sensor-based consumer products. The Sensor division produces a wide variety of sensors and transducers to measure precise ranges of physical characteristics such as pressure, force, vibration, position, humidity and photo optics. MSI uses multiple advanced technologies - including piezoresistive, electro-optic, electro-magnetic, capacitive, application specific integrated circuits (ASICs), micro-electromechanical systems (MEMS), piezoelectric polymers and strain gauges - to engineer sensors that operate precisely and cost effectively. The Consumer division produces OEM bathroom scales, Accutire® brand tire pressure gauges and other products. About RDL/Fervent Group Founded in 1981, RDL/ Fervent Group is a full-service OEM supplier for electronics products and sensor-based consumer products including scales, radio frequency (RF) products and smart energy-saving devices. Headquartered in Hong Kong, the company has a current workforce of 2,000 and a modern, 800,000 square foot manufacturing facility in Shenzhen, China. Capabilities include integrated circuit (IC) bonding and wiring, surface-mount technology (SMT), printed circuit board (PCB) module assembly, plastic injection molding, and metal stamping processes. This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including but not limited to, statements regarding non-recurring expenses, and resolution of pending litigation. Forward looking statements may be identified by such words or phases “should”, "intends", "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions. The forward-looking statements above involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, success of any reorganization; ability to raise additional funds; conditions in the general economy and in the markets served by the Company; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in integrating acquired businesses; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information in this issue. Company Contact: Frank Guidone, CEO, (757) 766-4400 Investor Contact: Aimee Boutcher or Daniel Boutcher, (973) 239-2878 About Measurement Specialties. Measurement Specialties, Inc. designs and manufactures sensors and sensor-based consumer products. The Sensor division produces a wide variety of sensors and transducers to measure precise ranges of physical characteristics such as pressure, force, vibration, position, humidity and photo optics. MSI uses multiple advanced technologies - including piezoresistive, electro-optic, electro-magnetic, capacitive, application specific integrated circuits (ASICs), micro-electromechanical systems (MEMS), piezoelectric polymers and strain gauges - to engineer sensors that operate precisely and cost effectively. The Consumer division produces OEM bathroom scales, Accutire® brand tire pressure gauges and other products. About RDL/Fervent Group Founded in 1981, RDL/ Fervent Group is a full-service OEM supplier for electronics products and sensor-based consumer products including scales, radio frequency (RF) products and smart energy-saving devices. Headquartered in Hong Kong, the company has a current workforce of 2,000 and a modern, 800,000 square foot manufacturing facility in Shenzhen, China. Capabilities include integrated circuit (IC) bonding and wiring, surface-mount technology (SMT), printed circuit board (PCB) module assembly, plastic injection molding, and metal stamping processes. This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including but not limited to, statements regarding non-recurring expenses, and resolution of pending litigation. Forward looking statements may be identified by such words or phases “should”, "intends", "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions. The forward-looking statements above involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, success of any reorganization; ability to raise additional funds; conditions in the general economy and in the markets served by the Company; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in integrating acquired businesses; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information in this issue. Company Contact: Frank Guidone, CEO, (757) 766-4400 Investor Contact: Aimee Boutcher or Daniel Boutcher, (973) 239-2878,

Measurement Specialties, Inc — 1000 Lucas Way — Hampton, VA — 23666 —
www.meas-spec.com